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                       Securities And Exchange Commission
                              Washington, DC 20549


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                                    FORM 8-K

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                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


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               Date of Report (Date of Earliest Event Reported):
                     February 12, 1999 (February 11, 1999)

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                            SUIZA FOODS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



Delaware                              1-12755                                 75-2559681
(State or Other Jurisdiction  (Commission File Number)  (IRS Employer Identification No.)
of  Incorporation)


                        2515 McKinney Avenue, Suite 1200
                              Dallas, Texas 75201
              (Address of Principal Executive Offices) (Zip Code)


                                 (214) 303-3400
              (Registrant's Telephone Number, Including Area Code)

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Item 5.    Other Events.

           On February 11, 1999, Suiza Foods Corporation issued a press release announcing fourth quarter and year-end 1998 sales and earnings, a copy of which is filed herewith as Exhibit 99.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (c)    Exhibits

         Exhibit
         Number            Description
         -------           -----------
           99              Press Release dated February 11, 1999



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: February 11, 1999               SUIZA FOODS CORPORATION



                                             By:   /s/ LISA N. TYSON
                                                   ----------------------------
                                                   Lisa N. Tyson
                                                   Vice President and
                                                   Assistant General Counsel



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                                INDEX TO EXHIBITS

         Exhibit
         Number               Description
         -------              -----------
          99                   Press Release dated February 11, 1999



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